SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    January 10, 2003

State Street Corporation _______________________________ (Exact name of registrant as specified in its charter)

Massachusetts ______________	0-5108 __________________	04-2456637 __________________________

(State of Incorporation)	(Commission File Number)	(IRS Employer Identifica tion Number)

225 Franklin Street, Boston, Massachusetts ______________________________________	02110 ____________

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:
(617) 786-3000

Item 5.    Other Events.

On January 10, 2003, Registrant issued a press release announcing 2002 fourth quarter and 2002 full year financial results.

The press release issued by Registrant in connection with the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

99.1    Form of press release dated January 10, 2003 and addendum.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

/s/    Frederick P. Baughman

Name:     Frederick P. Baughman
Title:    Senior Vice President,
Controller and Chief Accounting
Officer

Date: January 10, 2003

EXHIBIT INDEX

Exhibit

99.1	Form of press release dated January 10, 2003 and addendum